Supplement to the
Fidelity's Government Bond Funds
September 29, 2010
Prospectus

References to Fidelity GNMA Fund throughout this Prospectus are no longer applicable.

The following information supplements the information for Fidelity Government Income Fund found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 8.

  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

The following information supplements the information for Fidelity Intermediate Government Income Fund found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 13.

  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

The following information supplements the information for Fidelity Government Income Fund found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page 16.

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

The following information supplements the information for Fidelity Intermediate Government Income Fund found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page 17.

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

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The following information replaces similar information found under the heading "Description of Principal Security Types" in the "Fund Basics" section beginning on page 18.

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

The following information supplements the information for Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund found under the heading "Description of Principal Security Types" in the "Fund Basics" section beginning on page 18.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Fund Basics" section beginning on page 19.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit the fund's ability to pursue its investment strategies.

The following information replaces similar information found under the heading "Dividends and Capital Gain Distributions" in the "Shareholder Information" section on page 30.

Each fund normally declares dividends daily and pays them monthly. Fidelity GNMA Fund normally pays capital gain distributions in September and December. Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund normally pay capital gain distributions in October and December.

Supplement to the

Fidelity's Government Bond Funds

Fidelity® GNMA Fund (FGMNX) (formerly Fidelity Ginnie Mae Fund),
Fidelity Government Income Fund (FGOVX), and
Fidelity Intermediate Government Income Fund (FSTGX)

Fidelity Government Income Fund is a Class of shares of
Fidelity Government Income Fund

Funds of Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2010

References to Fidelity GNMA Fund throughout this Statement of Additional Information (SAI) are no longer applicable.

The general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the funds.

The following information replaces the similar information found in the "Investment Policies and Limitations" section on page 4.

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

The following information supplements the information found in the "Investment Policies and Limitations" section on page 12.

A fund may also engage in purchase or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sell mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

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